UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th Floor,

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	ALV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Autoliv, Inc. (the “Company”) and its subsidiary Autoliv AB are parties to existing revolving credit facility agreement with 14 banks, dated June 23, 2010, as amended (the “Revolving Credit Facility”). The Revolving Credit Facility consists of a $1.1 billion senior unsecured revolving credit facility, which matures in July 2023. The material terms of the Revolving Credit Facility are described under “Item 8. Financial Statements and Supplementary Data – Notes to the Consolidated Financial Statements – Note 14. Debt and Credit Agreements– Credit Facilities” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 21, 2020, which is incorporated herein by reference. As of December 31, 2019, there were no outstanding borrowings on the Revolving Credit Facility.

On March 18, 2020, the Company committed to borrow $500 million in principal amount under the Revolving Credit Facility so that a total of $600 million remains available. The current interest rate for the borrowing under the Revolving Credit Facility is 1.32688%.

The Company intends to use $300 million of the draw down to pay existing short-term debt maturities that are due in the next three months. The remaining amounts will be used for general corporate purposes or other purposes permitted by the Revolving Credit Facility.

Item 8.01.	Other Events.

On March 19, 2020, the Company issued a press release to announce it is taking measures to mitigate the potential effects of the COVID-19 pandemic on the Company and the Company’s $500 million draw down on the Revolving Credit Facility. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated March 19, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated March 19, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and
General Counsel

Date: March 19, 2020